FORM OF REORGANIZATION AGREEMENT AMONG SERIES OF J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC., JPMORGAN TRUST I, JPMORGAN TRUST II AND UNDISCOVERED MANAGERS FUNDS

J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.
JPMORGAN TRUST I
JPMORGAN Trust II
UNDISCOVERED MANAGERS FUNDS

AGREEMENT AND PLAN OF REORGANIZATION

[This paragraph applies to the JPMorgan Mid Cap Value Fund and JPMorgan Diversified Mid Cap Value Fund Reorganization.] THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this ___ day of ________, 2009, by and between J.P. Morgan Fleming Mutual Fund Group, Inc., a Maryland corporation (the “Acquiring Trust”), on behalf of the JPMorgan Mid Cap Value Fund (the “Acquiring Fund”), and JPMorgan Trust II, a Delaware statutory trust (the “Acquired Trust”), on behalf of the JPMorgan Diversified Mid Cap Value Fund (the “Acquired Fund”).

[This paragraph applies to the JPMorgan Dynamic Small Cap Growth Fund and Undiscovered Managers Small Cap Growth Fund Reorganization.] THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this ___ day of _________, 2009, by and between JPMorgan Trust I, a Delaware statutory trust (the “Acquiring Trust”), on behalf of the JPMorgan Dynamic Small Cap Growth Fund (the “Acquiring Fund”), and Undiscovered Managers Funds, a Massachusetts business trust (the “Acquired Trust”), on behalf of the Undiscovered Managers Small Cap Growth Fund (the “Acquired Fund”).

[This paragraph applies to the JPMorgan Diversified Mid Cap Growth Fund and JPMorgan Capital Growth Fund Reorganization.] THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this day of , 2009, by and between JPMorgan Trust II, a Delaware statutory trust (the “Acquiring Trust”), on behalf of the JPMorgan Diversified Mid Cap Growth Fund, (the “Acquiring Fund”), and JPMorgan Trust I, a Delaware statutory trust (the “Acquired Trust”), on behalf of the JPMorgan Capital Growth Fund (the “Acquired Fund”).

WHEREAS, each of the Acquired Fund and the Acquiring Fund is a series of an open-end, investment company of the management type registered pursuant to the Investment Company Act of 1940, as amended (“1940 Act”);

WHEREAS, the contemplated reorganization and liquidation will consist of (1) the sale, assignment, conveyance, transfer and delivery of all of the property and assets of each Acquired Fund to the respective Acquiring Fund in exchange solely for shares of beneficial interest of such Acquiring Fund (“Acquiring Fund Shares”) corresponding to the outstanding shares of beneficial interest of the Acquired Fund (“Acquired Fund Shares”), as described herein, (2) the assumption by the Acquiring Fund of all liabilities of the respective Acquired Fund and (3) the distribution of the Acquiring Fund Shares to the Shareholders of each Acquired Fund in complete liquidation of the Acquired Fund, as provided herein (“Reorganizations”), all upon the terms and conditions hereinafter set forth in this Agreement.

WHEREAS, the [Trustees/Directors] of the Acquiring Trust have determined that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of such Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund, and that the interests of the existing Shareholders of the Acquiring Funds would not be diluted as a result of these transactions; and

WHEREAS, the [Trustees/Directors] of the Acquired Trust have determined that the sale, assignment, conveyance, transfer and delivery of all of the property and assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the respective Acquiring Fund is in the best interests of each Acquired Fund and that the interests of the existing Shareholders of the Acquired Funds would not be diluted as a result of these transactions;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	REORGANIZATIONS

1.1 Subject to requisite approvals and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Trust, on behalf of the Acquired Fund, agrees to sell, assign, convey, transfer and deliver all of its property and assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, agrees in exchange therefor (a) to deliver to the Acquired

Fund a number of full and fractional shares of beneficial interest of the Acquiring Fund of the respective class (the “Merger Shares”) set forth on Schedule A having an aggregate net asset value equal to the value of the properties and assets of the Acquired Fund attributable to the shares of the Acquired Fund on such date less the value of the liabilities of the Acquired Fund attributable to those shares of the Acquired Fund as of the time and date set forth in paragraph 3.1, determined by dividing the value of such Acquired Fund’s net assets (computed in the manner and as of the time and date set forth in paragraph 2.1) by the net asset value of one share of Acquiring Fund Shares (computed in the manner and as of the time and date set forth in paragraph 2.2); and (b) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place on the date of the closing provided for in paragraph 3.1 (“Closing Date”).

1.2 The property and assets of the Acquired Trust attributable to each of their respective Acquired Fund, and to be sold, assigned, conveyed, transferred and delivered to and acquired by the Acquiring Trust, on behalf of the Acquiring Fund, shall consist of all assets and property, including, without limitation, all rights, cash, securities, commodities and futures interests and dividends or interests receivable that are owned by an Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Valuation Date as defined in paragraph 2.1 (collectively, “Assets”). The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund any rights, stock dividends, or other securities received by the Acquired Fund after the Closing Date as stock dividends or other distributions on or with respect to the property and assets transferred, which rights, stock dividends, and other securities shall be deemed included in the property and assets transferred to the Acquiring Fund at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

1.3 The Acquired Fund will make reasonable efforts to discharge all of its known liabilities and obligations prior to the Valuation Date, as defined below. The Acquiring Trust, on behalf of the Acquiring Fund, shall assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date (collectively, “Liabilities”). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its Shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4 Immediately following the actions contemplated by paragraph 1.1, the Acquired Trust shall take such actions necessary to complete the liquidation of the Acquired Fund. To complete the liquidation, the Acquired Trust, on behalf of the Acquired Fund, shall (a) distribute to its Shareholders of record as of the Closing Date, as defined in paragraph 3.1 (“Acquired Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Trust, on behalf of the Acquired Fund, pursuant to paragraph 1.1 and (b) completely liquidate. Such liquidation shall be accomplished, with respect to the Acquired Fund Shares, by the transfer of the corresponding Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund Shares owned by Acquired Fund Shareholders on the Closing Date. All issued and outstanding Acquired Fund Shares will be canceled on the books of the Acquired Fund. The Acquiring Funds shall not issue certificates representing Acquiring Fund Shares in connection with such exchange.

1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent.

1.6 Any reporting responsibility of the Acquired Fund, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.	VALUATION

2.1 The value of the Assets of the Acquired Fund shall be determined as of the close of business of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. New York time, and after the declaration of any dividends by the Acquired Fund, on the Closing Date (such time and date being hereinafter called the “Valuation Date”), computed using the valuation procedures which the Acquiring Fund would use in determining the fair market value of its assets and liabilities.

2.2 The net asset value per share of the Acquiring Fund’s Acquiring Fund Shares shall be determined to the nearest full cent on the Valuation Date, using the valuation procedures established by the Board of [Trustees/Directors] of the Acquiring Trust (the “Board”), as applicable.

2.3 The number of Acquiring Fund Shares to be issued in exchange for the Assets shall be determined with respect to the Acquired Fund by dividing the value of the net assets with respect to the Acquired Fund Shares, determined as set forth in paragraph 2.1, by the net asset value of the Acquiring Fund Shares, determined as set forth in paragraph 2.2.

3.	CLOSING AND CLOSING DATE

3.1 The Closing Date shall be June 26, 2009, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the close of business on the Closing Date unless otherwise agreed to by the parties. The “close of business” on the Closing Date shall be as of 5:00 p.m., New York time. The Closing shall be held at the offices of J.P. Morgan Investment Management Inc. or at such other time and/or place as the parties may agree.

3.2 The Acquired Trust shall direct JPMorgan Chase Bank, N.A. (“JPMCB”), as custodian for the Acquired Fund (“Acquired Fund Custodian”), to deliver to the Acquiring Trust, on behalf of the Acquiring Fund, at the Closing, a certificate of an authorized officer stating that (i) the Assets of the Acquired Fund have been delivered in proper form to the Acquiring Fund on the Closing Date, and (ii) all necessary taxes in connection with the delivery of the Assets of the Acquired Fund, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund Custodian to JPMCB, as the custodian for the Acquiring Fund (“Acquiring Fund Custodian”). Such presentation shall be made for examination no later than five business days preceding the Closing Date, and such certificates and other written instruments shall be transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund Custodian shall deliver to the Acquiring Fund Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Acquired Fund Custodian and of each securities depository, as defined in Rule 17f-4 under the 1940 Act, the Assets of the Acquired Fund deposited with such depositories. The cash to be transferred by the Acquired Fund shall be delivered to the Acquiring Fund Custodian on the Closing Date.

3.3 The Acquired Trust shall direct Boston Financial Data Services, Inc., in its capacity as transfer agent for the Acquired Fund (“Transfer Agent”), to deliver to the Acquiring Trust, on behalf of the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the name and address of each Acquired Fund Shareholder and the number and percentage ownership of Acquired Fund Shares owned by each such Shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of the Acquired Fund a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Acquired Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing each party shall deliver to the other party such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the other party or its counsel may reasonably request.

3.4 In the event that at the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Acquired Fund (each an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Acquiring Fund is impracticable (in the judgment of the Board of either the Acquired or Acquiring Fund), the Closing Date shall be postponed until the first Friday (that is also a business day) after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1 Except as has been fully disclosed to the Acquiring Trust in Schedule 4.1 to this Agreement, the Acquired Trust, on behalf of the Acquired Fund and in their individual capacity solely with respect to their trust, represents and warrants as follows:

[This paragraph applies to the JPMorgan Mid Cap Value Fund and JPMorgan Diversified Mid Cap Value Fund Reorganization and the JPMorgan Diversified Mid Cap Growth Fund and JPMorgan Capital Growth Fund Reorganization.] (a) The Acquired Fund is duly established as a series of the Acquired Trust, which is a statutory trust duly organized, existing and in good standing under the laws of the State of Delaware, with power under its Certificate of Trust and Agreement and Declaration of Trust (collectively, the “Charter”), as amended, to own all of its Assets and to carry on its business as it is being conducted as of the date hereof. The Acquired Trust is not required to qualify as a foreign trust or association in any jurisdiction, except for any jurisdiction in which it has so qualified or in which a failure to so qualify would not have a material adverse effect. The Acquired Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.1.

[This paragraph applies to the JPMorgan Dynamic Small Cap Growth Fund and Undiscovered Managers Small Cap Growth Fund Reorganization.] (a) The Acquired Fund is duly established as a series of the Acquired Trust, which is a business trust duly organized, existing and in good standing under the laws of the Commonwealth of Massachusetts, with power under its Amended and Restated Agreement and Declaration of Trust, as amended, (the “Charter”) to own all of its Assets and to carry on its business as it is being conducted as of the date hereof. The Acquired Trust is not required to qualify as a foreign trust or association in any jurisdiction, except for any jurisdiction in which it has so qualified or in which a failure to so qualify would not have a material adverse effect. The Acquired Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.1.

(b)  The Acquired Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of the Acquired Fund Shares under the Securities Act of 1933, as amended (“ 1933 Act”), is in full force and effect.

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d)  The current prospectus and statement of additional information of the Acquired Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)  On the Closing Date, the Acquired Trust, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, convey, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act.

(f)  The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result in, (i) a material violation of the Charter or by-laws of the Acquired Trust, as applicable, or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Trust, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Trust, on behalf of the Acquired Fund, is a party or by which it is bound.

(g)  All material contracts or other commitments of the Acquired Fund (other than this Agreement, contracts listed in Schedule 4.1 and certain investment contracts, including options, futures, and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date. Each contract listed in Schedule 4.1 is a valid, binding and enforceable obligation of each party thereto (assuming due authorization, execution and delivery by the other party thereto) and the assignment by the Acquired Fund to the Acquiring Fund of each such contract will not result in the termination of such contract, any breach or default thereunder or the imposition of any penalty thereunder.

(h)  No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquired Trust’s knowledge, threatened against the Acquired Trust, with respect to the Acquired Fund, or any of the Acquired Fund’s properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Acquired Trust on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

[This paragraph applies to the JPMorgan Mid Cap Value Fund and JPMorgan Diversified Mid Cap Value Fund Reorganization and the JPMorgan Diversified Mid Cap Growth Fund and JPMorgan Capital Growth Fund Reorganization.] (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at June 30, 2008, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied. Such statements, and the Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Schedule of Investments for the six months ended December 31, 2008 of the Acquired Fund (true and correct copies of which have been furnished to the Acquiring Trust, on behalf of the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent, accrued or other liabilities of each such Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

[This paragraph applies to the JPMorgan Dynamic Small Cap Growth Fund and Undiscovered Managers Small Cap Growth Fund Reorganization.] (i) The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at August 31, 2008, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied. Such statements, and the Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Schedule of Investments for the six months ended February 28, 2009 of the Acquired Fund (true and correct copies of which have been furnished to the Acquiring Trust, on behalf of the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent, accrued or other liabilities of each such Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

[This paragraph applies to the JPMorgan Mid Cap Value Fund and JPMorgan Diversified Mid Cap Value Fund Reorganization and the JPMorgan Diversified Mid Cap Growth Fund and JPMorgan Capital Growth Fund Reorganization.] (j) Since June 30, 2008, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness, other than the incurrence of indebtedness in the ordinary course of business in accordance with the Acquired Fund’s investment restrictions. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by Shareholders of the Acquired Fund shall not constitute a material adverse change.

[This paragraph applies to the JPMorgan Dynamic Small Cap Growth Fund and Undiscovered Managers Small Cap Growth Fund Reorganization.] (j) Since August 31, 2008, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness, other than the incurrence of indebtedness in the ordinary course of business in accordance with the Acquired Fund’s investment restrictions. For the purposes of this subparagraph (j), a decline in net asset value per share of Acquired Fund Shares due to declines in market values of securities held by the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund Shares by Shareholders of the Acquired Fund shall not constitute a material adverse change.

(k)  On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquired Trust’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(l)  For each taxable year of its operation (including the taxable year ending on the Closing Date), each Acquired Fund has met or meets the requirements of Subchapter M of the Code for qualification as a regulated investment company, and has been or is eligible to and has computed or will compute its federal income tax under Section 852 of the Code. In that regard, each Acquired Fund has distributed or, with respect to its taxable year most recently ended and its taxable year ending on the Closing Date, has declared and distributed, or has declared and will distribute, substantially all of (i) its investment company taxable income (computed without regard to any deduction for dividends paid), (ii) the excess, if any, of (x) its investment income excludible from gross income under Section 103 of the Code over (y) its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”), and (iii) any net capital gain (after reduction for any capital loss carryforward) (as defined in the Code).

(m)  All issued and outstanding Acquired Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquired Trust, on behalf of the Acquired Fund, and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. All of the issued and outstanding Acquired Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. No Acquired Fund has outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund Shares, nor is there outstanding any security convertible into any of the Acquired Fund Shares. The Acquired Fund will review its Assets to ensure that at any time prior to the Closing Date its Assets do not include any assets that the Acquiring Fund is not permitted, or reasonably believes to be unsuitable for it, to acquire, including without limitation any security that, prior to its acquisition by the Acquired Fund, is unsuitable for the Acquiring Fund to acquire.

(n)  The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary trust action on the part of the Board of the Acquired Fund, and by the approval of the Acquired Fund’s Shareholders, as described in paragraph 8.1, and this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o)  The combined proxy statement and prospectus (“Proxy Statement/Prospectus”) to be included in the Registration Statement (as defined in paragraph 5.6), insofar as it relates to the Acquired Fund and the Acquired Trust, will from the effective date of the Registration Statement through the date of the meeting of Shareholders of the Acquired Fund contemplated therein and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquiring Fund for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquired Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

4.2 Except as has been fully disclosed to the Acquired Trust in Schedule 4.2 to this Agreement, the Acquiring Trust, on behalf of the Acquiring Fund and in their individual capacity solely with respect to their [trust/corporation], represents and warrants as follows:

[This paragraph applies to the JPMorgan Diversified Mid Cap Growth Fund and JPMorgan Capital Growth Fund Reorganization and the JPMorgan Dynamic Small Cap Growth Fund and Undiscovered Managers Small Cap Growth Fund Reorganization.] (a) The Acquiring Fund is duly established as a series of the Acquiring Trust, which is a statutory trust duly organized, existing and in good standing under the laws of the State of Delaware, with power under its Charter, to own all of its Assets and to carry on its business as it is being conducted as of the date hereof. The Acquiring Trust is not required to qualify as a foreign trust or association in any jurisdiction, except for any jurisdiction in which it has so qualified or in which a failure to so qualify would not have a material adverse effect. The Acquiring Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.2.

[This paragraph applies to the JPMorgan Mid Cap Value Fund and JPMorgan Diversified Mid Cap Value Fund Reorganization.] (a) The Acquiring Fund is duly established as a series of the Acquiring Trust, which is a corporation duly organized, existing and in good standing under the laws of the State of Maryland, with power under its Articles of Incorporation (the “Charter”) and Bylaws, to own all of its Assets and to carry on its business as it is being conducted as of the date hereof. The Acquiring Trust is not required to qualify as a foreign trust or association in any jurisdiction, except for any jurisdiction in which it has so qualified or in which a failure to so qualify would not have a material adverse effect. The Acquiring Trust has all necessary federal, state and local authorization to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as set forth in paragraph 4.2.

(b)  The Acquiring Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the Acquiring Fund Shares under the 1933 Act will be in full force and effect as of the Closing Date.

(c)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act.

(d)  The current prospectus and statement of additional information of the Acquiring Fund conforms in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)  The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Charter or bylaws of the Acquiring Trust or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Trust, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to the Acquiring Trust’s knowledge, threatened against the Acquiring Trust, with respect to the Acquiring Fund or any of the Acquiring Fund’s properties or assets, that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business. Except as disclosed in Schedule 4.2 to this Agreement, the Acquiring Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or its ability to consummate the transactions herein contemplated.

(g)  The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquiring Fund at June 30, 2008, have been audited by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and are in accordance with GAAP consistently applied. Such statements, and the Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Schedule of Investments for the six months ended December 31, 2008 of the Acquired Fund (true and correct copies of which have been furnished to the Acquiring Trust, on behalf of the Acquired Fund) present fairly, in all material respects, the financial condition of the Acquiring Fund as of such date in accordance with GAAP, and there are no known contingent, accrued or other liabilities of each such Acquiring Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein.

(h)  Since June 30, 2008, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness, other than the incurrence of indebtedness in the ordinary course of business in accordance with the Acquiring Fund’s investment restrictions. For the purposes of this subparagraph (h), a decline in net asset value per share of Acquiring Fund Shares due to declines in market values of securities held by the Acquiring Fund, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund Shares by Shareholders of the Acquiring Fund shall not constitute a material adverse change.

(i)  On the Closing Date, all federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Acquiring Trust’s knowledge, as applicable, no such return is currently under audit and no assessment has been asserted with respect to such returns.

(j)  For each taxable year of its operation, each Acquiring Fund has met or meets the requirements of Subchapter M of the Code for qualification as a regulated investment company, and has been or is eligible to and has computed or will compute its federal income tax under Section 852 of the Code. In that regard, each Acquiring Fund has distributed or, with respect to its taxable year most recently ended, has declared and distributed, or has declared and will distribute, substantially all of (i) its investment company taxable income (computed without regard to any deduction for dividends paid), (ii) the excess, if any, of (x) its investment income excludible from gross income under Section 103 of the Code over (y) its deductions disallowed under Sections 265 and 171 of the Code (“net tax-exempt income”), and (iii) any net capital gain (after reduction for any capital loss carryforward) (as defined in the Code).

(k)  All of the issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by the Acquiring Trust, on behalf of the Acquiring Fund, and will have been offered and sold in every state, territory and the District of Columbia in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. No Acquiring Fund has outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares. All of the Acquiring Fund Shares to be

issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to this Agreement will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly and legally issued Acquiring Fund Shares and be fully paid and non-assessable by the Acquiring Trust, on behalf of the Acquiring Fund.

(l)  The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Board, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)  The Proxy Statement/Prospectus to be included in the Registration Statement, insofar as it relates to the Acquiring Fund, the Acquiring Trust and the Acquiring Fund Shares, will from the effective date of the Registration Statement through the date of the meeting of Shareholders of the Acquired Fund contemplated therein and on the Closing Date (i) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement/Prospectus made in reliance upon and in conformity with information that was furnished by the Acquired Fund for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquiring Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto.

5.	COVENANTS

The Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund, hereby further covenant as follows:

5.1 Each of the Acquired Fund and the Acquiring Fund will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable.

5.2 The Acquired Trust will call a meeting of the Shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares.

5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund covenant to take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 The Acquiring Trust, on behalf of the Acquiring Fund, shall prepare and file a Registration Statement on Form N-14 in compliance with the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder with respect to the Reorganizations (“Registration Statement”). The Acquired Fund will provide to the Acquiring Fund such information regarding the Acquired Fund as may be reasonably necessary for the preparation of the Registration Statement.

5.7 Each of the Acquiring Fund and the Acquired Fund covenant to use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8 The Acquired Trust, on behalf of the Acquired Fund, covenants that it will execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Trust’s, on behalf of the Acquired Fund, title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Trust’s, on behalf of the Acquiring Fund, title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.9 The Acquiring Fund covenants to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.10 The Acquiring Fund shall not change its Charter, prospectus or statement of additional information prior to closing so as to restrict permitted investments for the Acquiring Fund prior to the closing, except as required by the Commission.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Trust on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at their own election, to the performance by the Acquiring Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

6.1 All representations and warranties of the Acquiring Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2 The Acquiring Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Trust, on behalf of the Acquiring Fund, on or before the Closing Date.

6.3 The Acquiring Trust, on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities (the “Assumption Instrument”) and all such other agreements and instruments as the Acquired Trust, on behalf of the Acquired Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Trust, on behalf of the Acquired Fund, has title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquired Trust’s, on behalf of the Acquiring Fund, assumption of all of the Liabilities and otherwise to carry out the intent and purpose of this Agreement.

6.4 The Acquiring Trust, on behalf of the Acquiring Fund, shall have delivered to the Acquired Fund a certificate executed in the name of the Acquiring Trust, on behalf of the Acquiring Fund, by the President or Vice President and the Treasurer or Assistant Treasurer of the Acquiring Trust, in a form reasonably satisfactory to the Acquired Trust, on behalf of the Acquired Fund, and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Acquired Trust shall reasonably request.

6.5 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganization after such number has been calculated in accordance with paragraph 1.1.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the election of the Acquiring Trust, to the performance by the Acquired Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

7.1 All representations and warranties of the Acquired Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2 The Acquired Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Trust, on behalf of the Acquired Fund, on or before the Closing Date.

7.3 The Acquired Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund a statement of the Assets and Liabilities, as of the Closing Date, including a schedule of investments, certified by the Treasurer of the Acquired Trust, on behalf of the Acquired Fund. The Acquired Trust shall have executed and delivered all such assignments and other instruments of transfer (the “Transfer Instruments”) as the Acquiring Trust, on behalf of the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) the Acquired Trust’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Trust’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

7.4 The Acquired Trust, on behalf of the Acquired Fund, shall have delivered to the Acquiring Fund, a certificate executed in the name of the Acquired Trust, on behalf of the Acquired Fund, by the President or Vice President and the Treasurer or Assistant Treasurer of the Acquired Trust, in a form reasonably satisfactory and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Acquiring Trust, on behalf of the Acquiring Fund, shall reasonably request.

7.5 The Acquired Fund and the Acquiring Fund shall have agreed on the number of full and fractional Acquiring Fund Shares to be issued in connection with the Reorganizations after such number has been calculated in accordance with paragraph 1.1.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Acquired Trust, on behalf of the Acquired Fund, or the Acquiring Trust, on behalf of the Acquiring Fund, the other party to this Agreement shall be entitled, at its option, to refuse to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provision of the Charter and by-laws of the Acquired Trust, applicable state law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, the Acquiring Trust may not waive the condition set forth in this paragraph 8.1.

8.2 On the Closing Date no action, suit or other proceeding shall be pending or, to the Acquiring Trust’s or to the Acquired Trust’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Trust and the Acquired Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5 With respect to the Reorganization, the parties shall have received an opinion of Ropes & Gray LLP (or other suitable counsel) dated the Closing Date, substantially to the effect that for federal income tax purposes: (i) the transfer of the Acquired Fund’s assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption of the Acquired Fund’s liabilities, followed by a distribution of those shares to the shareholders of the Acquired Fund and the termination of the Acquired Fund will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring

Fund and Acquired Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code; (ii) under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund; (iii) under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the assets of the Acquired Fund acquired by the Acquiring Fund in the Reorganization will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the Reorganization; (iv) under Section 1223(2) of the Code, the holding periods of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Acquired Fund; (v) under Section 361 of the Code, no gain or loss will be recognized by the Acquired Fund upon the transfer of its assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Fund, or upon the distribution (whether actual or constructive) of Acquiring Fund Shares by the Acquired Fund to the shareholders of the Acquired Fund in liquidation; (vi) under Section 354 of the Code, the shareholders of the Acquired Fund will not recognize a gain or loss upon the exchange of their shares of the Acquired Fund for Acquiring Fund Shares; (vii) under Section 358 of the Code, the aggregate tax basis of Acquiring Fund Shares that the shareholders of the Acquired Fund receive in connection with the Reorganization will be the same as the aggregate tax basis of their respective shares in the Acquired Fund exchanged therefor; (viii) under Section 1223(1) of the Code, the holding period for the shares of the Acquiring Fund that a shareholder of the Acquired Fund receives in the Reorganization will include the period during which the Acquired Fund Shares exchanged therefor were held by such shareholder, provided that on the date of the exchange it held such Acquired Fund Shares as capital assets; and (ix) the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and Regulations thereunder. Ropes & Gray LLP (or other suitable counsel) will express no view with respect to the effect of the transaction on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction. The opinion will be subject to receipt of and based on certain factual certifications made by officers of the Acquiring Fund and the Acquired Fund and will also be based on customary assumptions. It is possible that the Internal Revenue Service could disagree with Ropes & Gray LLP’s (or other suitable counsel’s) opinion. Notwithstanding anything herein to the contrary, neither the Acquiring Trust nor the Acquired Trust may waive the conditions set forth in this paragraph 8.5.

[This paragraph applies to the JPMorgan Mid Cap Value Fund and JPMorgan Diversified Mid Cap Value Fund Reorganization.] 8.6 The Acquiring Trust and Acquired Trust shall have received the opinion of Ropes & Gray LLP (or other suitable counsel) dated the Closing Date (subject to customary assumptions, qualifications and limitations and in form and substance reasonably acceptable to the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund) substantially to the effect that, based upon certain facts and certifications made by the Acquiring Trust, on behalf of the Acquiring Fund, and their authorized officers, (a) The Acquiring Trust is duly organized and validly existing under the laws of Maryland and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Charter and bylaws of the Acquiring Trust; the Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement and the execution and delivery to the Acquired Fund by and on behalf of the Acquiring Fund of the Assumption Instrument, the Acquiring Fund will have duly assumed such liabilities; (b) the Acquired Trust is a duly organized and validly existing under the laws of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Charter and bylaws of the Acquired Trust; the Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement and the execution and delivery to the Acquiring Fund by and on behalf of the Acquired Fund of the Transfer Instruments against payment therefore, the Acquired Fund will have duly transferred such assets to the Acquiring Fund; (c) this Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and the Acquired Fund and, assuming the Registration Statement and Proxy Statement comply with applicable federal securities laws, constitutes the valid and binding obligation of the Acquiring Fund and Acquired Fund, enforceable against the Acquiring Fund and Acquired Fund in accordance with its terms, subject to bankruptcy, insolvency, moratorium reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles (regardless of whether enforceability is considered in a proceeding in equity or at law); (d) the Acquiring Fund Shares to be issued for transfer to the Acquired Fund’s shareholders as provided by this Agreement are duly authorized for issuance and, when issued and delivered by the Acquiring Fund against delivery of all of the assets of the Acquired Fund as set forth in this Agreement, will be validly issued and outstanding and fully paid and nonassessable shares in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof; (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated thereby will not, violate the Charter or bylaws of the Acquiring Trust or Acquired Trust or result in a violation of the terms and provision of the agreements to which the Acquiring Trust and the Acquired Trust or the Acquiring Fund or the Acquired Fund is a party or by which neither the Acquiring Trust, the Acquired Trust, the Acquiring Fund nor the Acquired Fund is bound that are listed in an annex to such opinion and, to the knowledge of such counsel, no consent, approval, authorization or order of any United States federal or Delaware or Maryland state court or governmental body is required for the consummation by the Acquiring Trust, the Acquired Trust, the Acquiring Fund and the Acquired Fund of the transactions contemplated by the Agreement, except such as have been obtained; (f) to the knowledge of such counsel, based on discussions with officers of the Acquiring Trust and Acquired Trust but without other independent investigation, there is no litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened as to the Acquiring Trust and Acquired Trust or the Acquiring Fund or Acquired Fund or any of their respective properties or assets; to the knowledge of such counsel, based on discussions with officers of the Acquiring Trust and Acquired Trust but without other independent investigation, neither the Acquiring Trust and Acquired Trust nor the Acquiring Fund or Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects either of their respective businesses; and, to the knowledge of such counsel, based on discussions with officers of the Acquiring Trust and Acquired Trust but without other independent investigation, there is no legal or governmental proceeding relating to the Acquiring Trust, Acquired Trust, the Acquiring Fund or the Acquired Fund pending on or before the date of mailing of the Proxy Statement/Prospectus or the date hereof which is required to be disclosed in the Registration Statement which is not disclosed therein; (g) the Acquiring Trust and the Acquired Trust are registered with the Commission as an investment company under the 1940 Act; and (h) the Registration Statement has become effective under the 1933 Act and, to the knowledge of such counsel, (1) no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and (2) no proceedings for that purpose have been instituted or threatened by the Commission.

[This paragraph applies to the JPMorgan Diversified Mid Cap Growth Fund and JPMorgan Capital Growth Fund Reorganization.] 8.6 The Acquiring Trust and Acquired Trust shall have received the opinion of Ropes & Gray LLP (or other suitable counsel) dated the Closing Date (subject to customary assumptions, qualifications and limitations and in form and substance reasonably acceptable to the Acquiring Trust, on behalf of the Acquiring Fund, and the

Acquired Trust, on behalf of the Acquired Fund) substantially to the effect that, based upon certain facts and certifications made by the Acquiring Trust, on behalf of the Acquiring Fund, and their authorized officers, (a) The Acquiring Trust is duly organized and validly existing under the laws of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Charter and bylaws of the Acquiring Trust; the Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement and the execution and delivery to the Acquired Fund by and on behalf of the Acquiring Fund of the Assumption Instrument, the Acquiring Fund will have duly assumed such liabilities; (b) the Acquired Trust is a duly organized and validly existing under the laws of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Charter and bylaws of the Acquired Trust; the Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement and the execution and delivery to the Acquiring Fund by and on behalf of the Acquired Fund of the Transfer Instruments against payment therefore, the Acquired Fund will have duly transferred such assets to the Acquiring Fund; (c) this Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and the Acquired Fund and, assuming the Registration Statement and Proxy Statement comply with applicable federal securities laws, constitutes the valid and binding obligation of the Acquiring Fund and Acquired Fund, enforceable against the Acquiring Fund and Acquired Fund in accordance with its terms, subject to bankruptcy, insolvency, moratorium reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles (regardless of whether enforceability is considered in a proceeding in equity or at law); (d) the Acquiring Fund Shares to be issued for transfer to the Acquired Fund’s shareholders as provided by this Agreement are duly authorized for issuance and, when issued and delivered by the Acquiring Fund against delivery of all of the assets of the Acquired Fund as set forth in this Agreement, will be validly issued and outstanding and fully paid and nonassessable shares in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof; (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated thereby will not, violate the Charter or bylaws of the Acquiring Trust or Acquired Trust or result in a violation of the terms and provision of the agreements to which the Acquiring Trust and the Acquired Trust or the Acquiring Fund or the Acquired Fund is a

party or by which neither the Acquiring Trust, the Acquired Trust, the Acquiring Fund nor the Acquired Fund is bound that are listed in an annex to such opinion and, to the knowledge of such counsel, no consent, approval, authorization or order of any United States federal or Delaware state court or governmental body is required for the consummation by the Acquiring Trust, the Acquired Trust, the Acquiring Fund and the Acquired Fund of the transactions contemplated by the Agreement, except such as have been obtained; (f) to the knowledge of such counsel, based on discussions with officers of the Acquiring Trust and Acquired Trust but without other independent investigation, there is no litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened as to the Acquiring Trust and Acquired Trust or the Acquiring Fund or Acquired Fund or any of their respective properties or assets; to the knowledge of such counsel, based on discussions with officers of the Acquiring Trust and Acquired Trust but without other independent investigation, neither the Acquiring Trust and Acquired Trust nor the Acquiring Fund or Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects either of their respective businesses; and, to the knowledge of such counsel, based on discussions with officers of the Acquiring Trust and Acquired Trust but without other independent investigation, there is no legal or governmental proceeding relating to the Acquiring Trust, Acquired Trust, the Acquiring Fund or the Acquired Fund pending on or before the date of mailing of the Proxy Statement/Prospectus or the date hereof which is required to be disclosed in the Registration Statement which is not disclosed therein; (g) the Acquiring Trust and the Acquired Trust are registered with the Commission as an investment company under the 1940 Act; and (h) the Registration Statement has become effective under the 1933 Act and, to the knowledge of such counsel, (1) no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and (2) no proceedings for that purpose have been instituted or threatened by the Commission.

[This paragraph applies to the JPMorgan Dynamic Small Cap Growth Fund and Undiscovered Managers Small Cap Growth Fund Reorganization.] 8.6 The Acquiring Trust and Acquired Trust shall have received the opinion of Ropes & Gray LLP (or other suitable counsel) dated the Closing Date (subject to customary assumptions, qualifications and limitations and in form and substance reasonably acceptable to the Acquiring Trust, on behalf of the Acquiring Fund, and the Acquired Trust, on behalf of the Acquired Fund) substantially to the effect that, based upon certain facts and certifications made by the Acquiring Trust, on behalf of the Acquiring Fund, and their authorized officers, (a) The Acquiring Trust is duly organized and validly existing under the laws of Delaware and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquiring Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Charter and bylaws of the Acquiring Trust; the Acquiring Fund has the power to assume the liabilities to be assumed by it hereunder and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement and the execution and delivery to the Acquired Fund by and on behalf of the Acquiring Fund of the Assumption Instrument, the Acquiring Fund will have duly assumed such liabilities; (b) the Acquired Trust is a duly organized and validly existing under the laws of Massachusetts and has power to own all of its properties and assets and to carry on its business as presently conducted, and the Acquired Fund is a separate series thereof duly constituted in accordance with the applicable provisions of the 1940 Act and the Charter and bylaws of the Acquired Trust; the Acquired Fund has the power to sell, assign, transfer and deliver the assets to be transferred by it hereunder, and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement and the execution and delivery to the Acquiring Fund by and on behalf of the Acquired Fund of the Transfer Instruments against payment therefore, the Acquired Fund will have duly transferred such assets to the Acquiring Fund; (c) this Agreement has been duly authorized, executed and delivered on behalf of the Acquiring Fund and the Acquired Fund and, assuming the Registration Statement and Proxy Statement comply with applicable federal securities laws, constitutes the valid and binding obligation of the Acquiring Fund and Acquired Fund, enforceable against the Acquiring Fund and Acquired Fund in accordance with its terms, subject to bankruptcy, insolvency, moratorium reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles (regardless of whether enforceability is considered in a proceeding in equity or at law); (d) the Acquiring Fund Shares to be issued for transfer to the Acquired Fund’s shareholders as provided by this Agreement are duly authorized for issuance and, when issued and delivered by the Acquiring Fund against delivery of all of the assets of the Acquired Fund as set forth in this Agreement, will be validly issued and outstanding and fully paid and nonassessable shares in the Acquiring Fund, and no shareholder of the Acquiring Fund has any preemptive right of subscription or purchase in respect thereof; (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated thereby will not, violate the Charter or bylaws of the Acquiring Trust or Acquired Trust or result in a violation of the terms and provision of the agreements to which the Acquiring Trust and the Acquired Trust or the Acquiring Fund or the Acquired Fund is a party or by which neither the Acquiring Trust, the Acquired Trust, the Acquiring Fund nor the Acquired Fund is bound that are listed in an annex to such opinion and, to the knowledge of such counsel, no consent, approval, authorization or order of any United States federal or Delaware or Massachusetts state court or governmental body is required for the consummation by the Acquiring Trust, the Acquired Trust, the Acquiring Fund and the Acquired Fund of the

transactions contemplated by the Agreement, except such as have been obtained; (f) to the knowledge of such counsel, based on discussions with officers of the Acquiring Trust and Acquired Trust but without other independent investigation, there is no litigation or administrative proceeding or investigation of or before any court or governmental body presently pending or threatened as to the Acquiring Trust and Acquired Trust or the Acquiring Fund or Acquired Fund or any of their respective properties or assets; to the knowledge of such counsel, based on discussions with officers of the Acquiring Trust and Acquired Trust but without other independent investigation, neither the Acquiring Trust and Acquired Trust nor the Acquiring Fund or Acquired Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body, which materially and adversely affects either of their respective businesses; and, to the knowledge of such counsel, based on discussions with officers of the Acquiring Trust and Acquired Trust but without other independent investigation, there is no legal or governmental proceeding relating to the Acquiring Trust, Acquired Trust, the Acquiring Fund or the Acquired Fund pending on or before the date of mailing of the Proxy Statement/Prospectus or the date hereof which is required to be disclosed in the Registration Statement which is not disclosed therein; (g) the Acquiring Trust and the Acquired Trust are registered with the Commission as an investment company under the 1940 Act; and (h) the Registration Statement has become effective under the 1933 Act and, to the knowledge of such counsel, (1) no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act and (2) no proceedings for that purpose have been instituted or threatened by the Commission.

8.7 The Assets of the Acquired Fund will include no assets which the Acquiring Fund, by reason of limitations contained in its Charter or of investment restrictions disclosed in its current prospectus and statement of additional information, as supplemented, in effect on the Closing Date, may not properly acquire.

9.0	INDEMNIFICATION

9.1 The Acquiring Fund, solely out of its assets and property (including any amounts paid to the Acquired Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquired Trust and its Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquired Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquiring Fund, as applicable of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquiring Trust or its Trustees or officers prior to the Closing Date, provided that such indemnification by the Acquiring Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

9.2 The Acquired Fund, solely out of its assets and property (including any amounts paid to the Acquiring Fund pursuant to any applicable liability insurance policies or indemnification agreements) agrees to indemnify and hold harmless the Acquiring Trust and its Trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which the Acquiring Fund may become subject, insofar as such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on (a) any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement or (b) any act, error, omission, neglect, misstatement, materially misleading statement, breach of duty or other act wrongfully done or attempted to be committed by the Acquired Trust or its Trustees or officers prior to the Closing Date, provided that such indemnification by the Acquired Fund is not (i) in violation of any applicable law or (ii) otherwise prohibited as a result of any applicable order or decree issued by any governing regulatory authority or court of competent jurisdiction.

10.0	BROKERAGE FEES AND BROKERAGE EXPENSES

10.1 The Acquiring Trust and the Acquired Trust represent and warrant to each other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

[This paragraph applies to the JPMorgan Mid Cap Value Fund and JPMorgan Diversified Mid Cap Value Fund Reorganization and the JPMorgan Diversified Mid Cap Growth Fund and JPMorgan Capital Growth Fund Reorganization.] 10.2 J.P. Morgan Investment Management Inc. or JPMorgan Investment Advisors Inc., as applicable, JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc. will waive their fees and/or reimburse each Fund in an amount sufficient to offset the costs incurred by the Fund relating to its Reorganization. The costs of the Reorganizations shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation and filing of the Registration Statement and printing and distribution of the Proxy Statement, legal fees, accounting fees, securities registration fees, and expenses of holding a Shareholders’ meeting pursuant to paragraph 5.2. The costs of the Reorganizations will not include brokerage fees and brokerage expenses related to the disposition and acquisition of portfolio assets. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

[This paragraph applies to the JPMorgan Dynamic Small Cap Growth Fund and Undiscovered Managers Small Cap Growth Fund Reorganization.] 10.2 J.P. Morgan Investment Management Inc., JPMorgan Funds Management, Inc. and JPMorgan Distribution Services, Inc. will waive their fees and/or reimburse each Fund in an amount sufficient to offset the costs incurred by the Fund relating to its Reorganization. The costs of the Reorganizations shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation and filing of the Registration Statement and printing and distribution of the Proxy Statement, legal fees, accounting fees, securities registration fees, and expenses of holding a Shareholders’ meeting pursuant to paragraph 5.2. The costs of the Reorganizations will not include brokerage fees and brokerage expenses related to the disposition and acquisition of portfolio assets. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Acquiring Trust and the Acquired Trust agree that no party has made any representation, warranty or covenant, on behalf of either the Acquiring Fund or the Acquired Fund, not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned with respect to the Acquiring Fund or the Acquired Fund by resolution of either Board of the Acquiring Fund or the Acquired Fund at any time prior to the Closing Date, if circumstances should develop that, in the opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Acquired Fund, respectively.

13.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of the Acquiring Trust and the Acquired Trust.

14.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail) personal service or prepaid or certified mail addressed as follows:

If to the Acquiring Trust and the Acquired Trust, at 245 Park Avenue, New York, NY 10167, in each case to the attention of the Trust’s secretary and with a copy to Ropes & Gray LLP, One Metro Center, 700 12th Street, NW, Suite 900, Washington, DC 20005, attn: Alan G. Priest, (or other suitable counsel).

15.	HEADINGS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY; RULE 145

15.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

[This paragraph applies to the JPMorgan Dynamic Small Cap Growth Fund and Undiscovered Managers Small Cap Growth Fund Reorganization and the JPMorgan Diversified Mid Cap Growth Fund and JPMorgan Capital Growth Fund Reorganization] 15.2 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

[This paragraph applies to the JPMorgan Mid Cap Value Fund and JPMorgan Diversified Mid Cap Value Fund Reorganization] 15.2 This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland without regard to its principles of conflicts of laws.

15.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

15.4 Pursuant to Rule 145 under the 1933 Act, the Acquiring Fund will, in connection with the issuance of any Acquiring Fund Shares to any person who at the time of the transaction contemplated hereby is deemed to be an affiliate of a party to the transaction pursuant to Rule 145(c), cause to be affixed upon the certificates issued to such person (if any) such legends as may be reasonably believed by counsel to the Acquiring Fund to be required by law, and, further, the Acquiring Fund will issue stop transfer instructions to its transfer agent with respect to the Acquiring Fund Shares. The Acquired Fund shall provide the Acquiring Fund on the Closing Date with the name of any Acquired Fund Shareholder who is to the knowledge of the Acquired Fund an affiliate of the Acquired Fund on such date.

[This paragraph applies to the JPMorgan Dynamic Small Cap Growth Fund and Undiscovered Managers Small Cap Growth Fund Reorganization.]

16.	MASSACHUSETTS BUSINESS TRUST

The Acquired Trust is a business trust organized under Massachusetts law and under a Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of The Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. Every note, bond, contract, instrument, certificate or undertaking made or issued on behalf of the Acquired Trust by any of the Trustees, officers or otherwise is made not individually, but in such capacities, and are not binding upon any of the Trustees, officers or shareholders of the Acquired Trust individually, but bind only the assets and property of the Acquired Trust or the assets belonging to the series or attributable to the class for the benefit of which the Trustees have caused the note, bond, contract, instrument, certificate or undertaking to be made or issued, and all persons dealing with any series or funds of the Acquired Trust, such as the Acquired Fund, with respect to all obligations contained in this Agreement, must look solely to the assets of the Acquired Trust belonging to such series or fund for the enforcement of any claims against the Acquired Trust.

[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date and year first above written.

[JPMorgan Trust I, on behalf of its series on Schedule A]	[JPMorgan Trust II, on behalf of its series on Schedule A]
By:	By:
Name:	Name:
Title:	Title:
[J.P. Morgan Fleming Mutual Fund Group, Inc., on behalf of its series on Schedule A]	[Undiscovered Managers Funds, on behalf of its series on Schedule A]
By:	By:
Name:	Name:
Title:	Title:

With respect to paragraph 10.2 of this Agreement, Accepted and Acknowledged by:

[J.P. Morgan Investment Management Inc.]	[JPMorgan Investment Advisors Inc.]
By:	By:
Name:	Name:
Title:	Title:

[JPMorgan Distribution Services Inc.]	[JPMorgan Funds Management Inc.]
By:	By:
Name:	Name:
Title:	Title:

Schedule A

[This paragraph applies to the JPMorgan Mid Cap Value Fund and JPMorgan Diversified Mid Cap Value Fund Reorganization.]

Acquired Fund		Acquiring Fund
JPMorgan Diversified Mid Cap Value Fund		JPMorgan Mid Cap Value Fund
Class A	→	Class A
Class B	→	Class B
Class C	→	Class C
Select Class	→	Select Class
Ultra	→	Institutional Class

[This paragraph applies to the JPMorgan Diversified Mid Cap Growth Fund and JPMorgan Capital Growth Fund Reorganization.]

Acquired Fund		Acquiring Fund
JPMorgan Capital Growth Fund		JPMorgan Diversified Mid Cap Growth Fund (to be renamed JPMorgan Mid Cap Growth Fund if the Reorganization is approved)
Class A	→	Class A
Class B	→	Class B
Class C	→	Class C
Select Class	→	Select Class
Class R2	→	Class R2

[This paragraph applies to the JPMorgan Dynamic Small Cap Growth Fund and Undiscovered Managers Small Cap Growth Fund Reorganization.]

Acquired Fund		Acquiring Fund
Undiscovered Managers Small Cap Growth Fund		JPMorgan Dynamic Small Cap Growth Fund
Class A	→	Class A
Institutional Class	→	Select Class

A-1